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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Security Capital Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SECURITY CAPITAL CORPORATION
8 GREENWICH OFFICE PARK, THIRD FLOOR
GREENWICH, CT 06831-5149
(203) 625-0770

April 29, 2004

Dear Stockholder:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Security Capital Corporation (the "Company"), which will be held in Conference Room 45B, 45th Floor, 101 Park Avenue, New York, New York, on Tuesday, June 8, 2004, commencing at 10:00 a.m. (local time). We look forward to greeting as many of our stockholders as are able to be with us.

At the meeting, you will be asked to consider and vote upon (i) the election of six directors; and (ii) such other business as may properly come before the meeting and any adjournment thereof.

We hope you will find it convenient to attend the meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND, TO ASSURE YOUR REPRESENTATION AT THE MEETING AND THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY, for which a return envelope is provided. No postage need be affixed to the Proxy if it is mailed in the United States.

The Company's Annual Report for the fiscal year ended December 31, 2003 is being mailed to you together with the enclosed proxy materials.

                      Sincerely,

                      /s/ BRIAN D. FITZGERALD
                            Brian D. Fitzgerald
                            Chairman of the Board of Directors, President and
                            Chief Executive Officer

                      /s/ A. GEORGE GEBAUER
                            A. George Gebauer
                            Vice Chairman of the Board of Directors and
                            Secretary

SECURITY CAPITAL CORPORATION
8 GREENWICH OFFICE PARK, THIRD FLOOR
GREENWICH, CT 06831-5149
(203) 625-0770

Notice of Annual Meeting of Stockholders

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Security Capital Corporation (the "Company") will be held in Conference Room 45B, 45th Floor, 101 Park Avenue, New York, New York, on Tuesday, June 8, 2004, commencing at 10:00 a.m. (local time), for the following purposes:

  (1)
  To elect six directors to hold office until the next annual meeting and until their successors are duly elected and qualified; and

  (2)
  To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

Only holders of record of the Common Stock or the Class A Common Stock of the Company at the close of business on April 19, 2004 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

By Order of the Board of Directors,

                      /s/ A. GEORGE GEBAUER

                            A. George Gebauer
                            Vice Chairman of the Board of Directors and
                            Secretary

April 29, 2004

YOUR VOTE IS IMPORTANT.
PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE.

SECURITY CAPITAL CORPORATION
8 GREENWICH OFFICE PARK, THIRD FLOOR
GREENWICH, CT 06831-5149 (203) 625-0770

PROXY STATEMENT

        This Proxy Statement is being furnished in connection with the solicitation of Proxies by and on behalf of the Board of Directors of Security Capital Corporation (the "Company") to be used at the Annual Meeting of Stockholders to be held on Tuesday, June 8, 2004, and at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. The Company's Annual Report for the fiscal year ended December 31, 2003 accompanies this Proxy Statement. This Proxy Statement and accompanying materials are expected to be first sent or given to stockholders of the Company on or about May 5, 2004.

        The close of business on April 19, 2004 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record as of that date of shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), and of the Company's Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), are entitled to notice of and to vote at the Annual Meeting. The Common Stock and the Class A Common Stock are sometimes collectively referred to herein as the "Common Equity."

        Each share of the Common Stock or the Class A Common Stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the Annual Meeting. On April 19, 2004, there were 380 shares of the Common Stock and 6,450,350 shares of the Class A Common Stock, or a total of 6,450,730 shares of the Common Equity, outstanding and entitled to vote.

        Execution of a Proxy by a stockholder will not affect such stockholder's right to attend the Annual Meeting and to vote in person. Any stockholder who executes a Proxy has a right to revoke it at any time before it is voted by advising A. George Gebauer, Vice Chairman of the Board and Secretary of the Company, in writing of such revocation, by executing a later-dated Proxy which is presented to the Company at or prior to the Annual Meeting, or by appearing at the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy. The Board of Directors has retained D.F. King & Co., Inc. to assist in the solicitation of Proxies.

        The presence, in person or by Proxy, of the holders of a majority of the shares of the Common Equity entitled to vote at the Annual Meeting will constitute a quorum. Assuming a quorum, the six nominees receiving a plurality of the votes of the shares of the Common Equity present in person or by Proxy at the Annual Meeting and entitled to vote on the election of directors will be elected as directors.

        With regard to the election of directors, votes may be cast in favor or withheld. Votes that are withheld and broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors.

        Unless specified otherwise, the Proxies will be voted for the election of all the nominees to serve as directors of the Company until the next annual meeting and until their successors are duly elected and qualified. In the discretion of the Proxy holders, the Proxies will also be voted for or against such other matters as may properly come before the Annual Meeting. Management is not aware of any other matters to be presented for action at the Annual Meeting.

        The principal executive offices of the Company are located at 8 Greenwich Office Park, Third Floor, Greenwich, Connecticut 06831-5149, and the Company's telephone number there is (203) 625-0770.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table and the notes thereto set forth information with respect to the beneficial ownership, as of April 19, 2004, of shares of each class of voting securities of the Company by the only persons known to the Company to have beneficial ownership of more than 5% of such class, by each director of the Company, by each named executive officer of the Company and by the directors and executive officers of the Company as a group. Except as otherwise indicated, each person is believed to exercise sole voting and dispositive power over the shares reported.

	Common Stock			Class A Common Stock
								Percentage of Total Common Equity
Name and Address of Beneficial Owner	Currently Owned		Percentage of Class	Currently Owned		Acquirable Within 60 days	Percentage of Class
Brian D. Fitzgerald 8 Greenwich Office Park Third Floor, Greenwich, CT 06830(1)(2)(3)	128	*	33.7% *	5,177,306	*	320,000	81.2%*	81.2%*
Capital Partners 8 Greenwich Office Park Third Floor, Greenwich, CT 06830(1)(2)	128		33.7%	4,983,361		—	77.3%	77.2%
A. George Gebauer(1)(3)	—		—	89,198		30,000	1.8%	1.8%
Samuel B. Fortenbaugh III(3)	—		—	—		24,000	**	**
John H.F. Haskell, Jr.(3)				1,000		24,000	**	**
Edward W. Kelley, Jr.(3)				10,000		24,000	**	**
M. Paul Kelly(3)	—		—	—		24,000	**	**
William R. Schlueter(1)(3)	—		—	—		38,000	**	**
Diane M. LaPointe(3)	—		—	—		9,000	**	**
Ryan D. Bell	—		—	—		—	**	**
All Directors and Executive Officers as a Group (9 persons)	128		33.7%	5,277,504		493,000	83.1%	83.1%

*
As more fully described in footnotes (1) and (2) to this table, these share and percentage amounts include the share and percentage amounts indicated as beneficially owned by Capital Partners.

**
Less than one percent.

(1)
For purposes of this table, the following related entities are referred to as "Capital Partners": (a) Capital Partners, Inc., a Connecticut corporation ("CP Inc."), of which Brian D. Fitzgerald is the sole stockholder and director and A. George Gebauer, William R. Schlueter and Ryan D. Bell are officers; (b) FGS, Inc., a Delaware corporation ("FGS"), of which Messrs. Fitzgerald and Gebauer are executive officers; and (c) CP Acquisition, L.P. No. 1, a Delaware limited partnership ("CP Acquisition"). CP Inc., FGS, Inc., of which Mr. Fitzgerald is the controlling stockholder, president, treasurer and a director, and FGS Partners, L.P., a Connecticut limited partnership ("FGS Partners"), of which CP Inc. is the general partner, are the general partners of CP Acquisition.

The
share amounts in the table attributable to Capital Partners include the 4,455,672 shares of the Class A Common Stock owned of record by CP Acquisition and the 527,689 shares of the Class A Common Stock and the 128 shares of the Common Stock owned of record by FGS. By virtue of their status as general partners of

  CP Acquisition, each of CP Inc., FGS and FGS Partners may be deemed to own beneficially all of the shares of the Class A Common Stock owned of record by CP Acquisition.

(2)
Mr. Fitzgerald may be deemed to own beneficially the 193,945 shares of the Class A Common Stock owned of record by him, the 4,455,672 shares of the Class A Common Stock owned of record by CP Acquisition and the 527,689 shares of the Class A Common Stock and the 128 shares of the Common Stock owned of record by FGS. Mr. Fitzgerald has shared authority to vote and dispose of the FGS-owned shares of the Class A Common Stock and the Common Stock and disclaims beneficial ownership of such FGS-owned shares for all other purposes. Mr. Gebauer is also a stockholder, officer and director of FGS and an officer of CP Inc., but he disclaims beneficial ownership of shares of the Class A Common Stock and the Common Stock owned of record by such corporations for any purpose. The ownership noted above excludes the 82,453 shares of Class A Common Stock owned by the Fitzgerald Trust (of which Mr. Fitzgerald's brother is the trustee and Mr. Fitzgerald's minor children are sole beneficiaries), as to which beneficial ownership is disclaimed for all purposes.

(3)
The amounts shown in the "Acquirable Within 60 Days" column for Messrs. Fitzgerald, Gebauer, Fortenbaugh, Haskell, Kelley, Kelly and Schlueter and Ms. LaPointe relate to options issued in 2000, 2001, 2002 and 2003 as part of the Company's 2000 Long-Term Incentive Plan.

PROPOSAL 1—ELECTION OF DIRECTORS

        The Company's Board of Directors is comprised of six members. The names of the six nominees for election as directors are set forth below. All of the nominees are to be elected at the Annual Meeting and serve until their successors are duly elected and qualified. All of the nominees listed below are expected to serve as directors if they are elected. If any nominee should decline or be unable to accept such nomination or to serve as a director, the Board of Directors reserves the right to nominate another person or to vote to reduce the size of the Board of Directors. In the event another person is nominated, the Proxy holders intend to vote the shares to which the Proxy relates for the election of the person nominated by the Board of Directors. There is no cumulative voting for directors.

NAME	AGE	DIRECTOR SINCE	PRINCIPAL OCCUPATIONS DURING THE LAST FIVE YEARS; OTHER DIRECTORSHIPSDIRECTOR SINCE
Brian D. Fitzgerald	59	1990	Chairman of the Board of the Company since January 1990 and President and CEO of the Company since July 2000; President of FGS since March 1989; and a partner, general partner, stockholder, officer and/or director of various Capital Partners entities for more than five years.
A. George Gebauer	71	1990
			Vice Chairman of the Board of the Company since July 2000 and Secretary of the Company since February 1994; Vice President, Secretary and a director of FGS since March 1989; and a partner, general partner, stockholder, officer and/or director of various Capital Partners entities for more than five years. Mr. Gebauer was also the President of the Company from January 1990 to July 2000. Mr. Gebauer is a director of Possible Dreams, Ltd., a Delaware corporation and a subsidiary of the Company, that filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code on October 22, 2003.
Samuel B. Fortenbaugh III	70	2001
			Practicing lawyer (private practice) from August 2002 and former chairman of the law firm of Morgan, Lewis & Bockius LLP. Mr. Fortenbaugh was a partner from January 1980 to September 2001 and a senior counsel from October 2001 to August 2002 of Morgan, Lewis Bockius LLP and presently serves as a director of Baldwin Technology Company, Inc., a leading international manufacturer of controls and accessories for the printing industry.
John H. F. Haskell, Jr.	72	2001
			Non-employee advisor at UBS Securities LLC, an investment banking firm, since March 1, 2004; managing director of Dillon, Read & Co. Inc. and its successors, Warburg Dillon Read LLC and UBS Warburg LLC, from 1975 to 1999; and presently serving as a director of Pall Corporation.
Edward W. Kelley, Jr.	72	2002	Retired; Governor of the Federal Reserve Board of the United States from 1987 to 2001.
M. Paul Kelly	60	2000	Founder and President of PK Enterprises, an equity investment and operational consulting practice, since 1990.

Composition of the Board; Independence

        The Board of Directors has determined that three of the nominees for election as directors are "independent directors" as defined in Section 121A of the listing standards of the American Stock Exchange (the "AMEX"), and three of the nominees are not "independent directors." The Company is a "controlled company" as such term is defined in Section 801(a) of the AMEX listing standards due to the ownership of a majority of the outstanding Common Equity by C. P. Acquisition, L.P. No. 1. As a "controlled company," the Company is not subject to the new AMEX requirement that a majority of the members of the Board of Directors of the Company be "independent directors" as defined in the AMEX listing standards. Notwithstanding the foregoing, the Company is actively searching for a new director who, upon his or her election, will result in a majority of the Company's Board being comprised of "independent directors" as defined in the AMEX listing standards.

Vote Required For Approval

        The six nominees receiving a plurality of the votes of the shares of the Common Equity present in person or by Proxy at the Annual Meeting and entitled to vote on the election of directors will be elected as directors.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE SIX NOMINEES AS DIRECTORS.

Meetings and Committees of the Board

        The Board of Directors held eight meetings and acted by written consent three times during the year ended December 31, 2003. Each of the directors attended at least 75% of the aggregate number of meetings of the Board and all committees on which such director served during the period that he was a director that were held during the year ended December 31, 2003. The Company encourages, but does not require, all of its directors to attend the Annual Meeting. All of the directors attended last year's Annual Meeting.

        The Board has a Compensation Committee and an Audit Committee. The Board does not have a nominating committee. As a "controlled company," the Company is not subject to the new AMEX rules requiring (i) Board of Director nominations to be selected, or recommended for the Board's selection, by either a nominating committee comprised solely of independent directors or by a majority of the independent directors on the Board, and (ii) each AMEX-listed company to have a formal written charter or Board resolution addressing the nominating process. The Company's Board of Directors does not have a standing nominating committee as it believes this is unnecessary. The Board is not particularly large and believes it is sufficient to rely on the expertise of the Board as a whole in choosing its director candidates. The Company's directors are familiar with each other as they have served on the Board for several years. Each of the directors is also highly experienced and knowledgeable in board and business affairs. The nominees for election as directors named in this proxy statement were unanimously recommended by the full Board, including all of the independent directors, for submission to the stockholders as the Board's nominees. It is the Board's intention that all director nominees will be approved by a majority of the independent directors of the Company. Should the Company or the Board determine in the future that additional or other Board nominees are advisable, it is likely that a variety of sources would be consulted for possible candidates, including the directors of the Company, various advisors to the Company and possibly one or more director search firms. Appropriate consideration also would be given to nominees for director suggested by stockholders of the Company. The process by which a stockholder of the Company may suggest a nominee for director of the Company can be found under "Stockholder Proposals for the 2005 Annual Meeting."

Code of Conduct

        The Company adopted a Code of Conduct in September 2003. All of the Company's employees and officers (including senior executive, financial and accounting officers) are held accountable for adherence to the Company's Code of Conduct. The Code of Conduct is intended to promote compliance with applicable governmental laws and regulations and help assure adherence to the highest ethical standards of conduct and that persons subject to the Code of Conduct act as responsible citizens. The Code of Conduct covers a variety of areas, including violations of law, conflicts of interest, fair dealing, proper use of Company assets, delegation of authority, confidentiality and handling of financial information. Employees have an obligation to promptly report any known or suspected violation of the Code of Conduct and retaliation is prohibited. A copy of the Code of Conduct can be found in its entirety on the Company's website at www.securitycapitalcorporation.com in the Company Policies section. Additionally, should there be any changes to, or waivers from, the Company's Code of Conduct, those changes or waivers will be posted immediately on the Company's website at the address noted above.

        Copies of the Code of Conduct may be obtained by any stockholder without charge upon request in writing to Security Capital Corporation, c/o Corporate Secretary, 8 Greenwich Office Park, 3rd Floor, Greenwich, Connecticut 06831-5149.

Compensation Committee

        The Board of Directors has a Compensation Committee whose charge is to develop and make recommendations to the Board of Directors with respect to compensation for executive officers and other key employees of the Company and to administer the Company's 2000 Long-Term Incentive Plan (the "Plan"). For the fiscal year ended December 31, 2003, the members of the Compensation Committee were Samuel B. Fortenbaugh III, John H.F. Haskell, Jr. and Edward W. Kelley, all of whom were independent board members during 2003. In 2004, the Board determined that Mr. Fortenbaugh is no longer independent. The Compensation Committee held six meetings during the year ended December 31, 2003. Mr. Haskell resigned from the Compensation Committee in April 2004 as a result of a new policy adopted by UBS Securities LLC that prohibits membership on outside audit and compensation committees. Accordingly, the Compensation Committee currently consists of two directors, one of whom is an independent director and one of whom is not. As a "controlled company," the Company is not subject to the new AMEX rules with respect to executive compensation being determined, or recommended to the Board for determination, either by a Compensation Committee comprised solely of independent directors or by a majority of the independent directors on the Board. The Company is actively searching for a new independent director to be added to the Compensation Committee.

Report of the Compensation Committee

        The Compensation Committee is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies and administering the Plan. The Plan was put in place in 2000 so that the Company could award stock options and other long-term incentives to its executive officers and other key personnel to align their interests with those of the Company's long-term investors and to help attract, retain and motivate these persons.

        In 2003 and prior years, CP Inc., a corporation controlled by Mr. Fitzgerald, was paid an advisory and management services fee by the Company pursuant to an advisory and management services agreement (as discussed in "Certain Relationships and Related Transactions" in this Proxy Statement).

Because all Company officers are paid compensation by CP Inc. rather than by the Company, the Company did not directly pay any cash compensation to any executive officer for service as an officer of the Company in 2003. However, at the request of the Compensation Committee, the Company's management performed a detailed analysis of the time spent by the Company's executive officers during the years ended December 31, 2003 and December 31, 2002 to ascertain the portion of the 2003 and 2002 salary and bonus of each of the Company's executive officers that was paid by CP Inc. that was allocable to the services performed as an executive officer of the Company.

        In 2003, the Company granted an option under the Plan to an executive officer to purchase 15,000 shares of its Class A Common Stock, as set forth under "Long-Term Compensation Awards" in the "Summary Compensation Table" in the "Executive Compensation" section of this Proxy Statement. The Company did not grant any other options under the Plan to any executive officer or to any director in 2003.

        The Compensation Committee is authorized to take the following actions with respect to any future award grants and the administration of the Plan on an ongoing basis:

  (i)
  to select each person to whom awards may be granted;

  (ii)
  to determine the type or types of awards to be granted to each such person;

  (iii)
  to determine the number of awards to be granted, the number of shares of stock to which an award will relate, the terms and conditions of any award granted under the Plan and all other matters to be determined in connection with an award;

  (iv)
  to determine whether, to what extent and under what circumstances an award may be settled, canceled, forfeited or surrendered;

  (v)
  to determine whether, to what extent and under what circumstances cash, stock, other awards or other property payable with respect to an award will be deferred;

  (vi)
  to determine the restrictions, if any, to which stock received upon exercise or settlement of an award will be subject;

  (vii)
  to prescribe the form of each award agreement, which need not be identical for each participant;

  (viii)
  to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan; and

  (ix)
  to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

        The options granted under the Plan provide value to the recipients only if and when the market price of the Class A Common Stock increases above the option exercise price. To that end, there is an ongoing review by the Compensation Committee of the market price of the Class A Common Stock and the exercise price of options. It is the Compensation Committee's goal to preserve this incentive as an effective tool in attracting, retaining and motivating key personnel and to evaluate the need to add other components to an executive's compensation package if it feels it is warranted at some future date.

        Section 162(m) of the Internal Revenue Code generally disallows a public company's deduction for compensation to any one employee in excess of $1.0 million per year unless the compensation is pursuant to a plan approved by the public company's stockholders. The Compensation Committee believes that the Plan will not be adversely impacted by Section 162(m) of the Code.

Chief Executive Officer

        The Compensation Committee considered several factors in determining the compensation of the Company's Chief Executive Officer, including his past and anticipated future performance level, his past and anticipated future contributions toward achievement of strategic goals and the Company's past as well as anticipated future overall financial and operating success. CP Inc., a corporation controlled by Mr. Fitzgerald, was paid an advisory and management services fee by the Company pursuant to an advisory and management services agreement (as discussed in "Certain Relationships and Related Transactions" in this Proxy Statement). As mentioned above, because all Company officers are paid compensation by CP Inc. rather than by the Company, the Company did not pay Mr. Fitzgerald any direct cash compensation during 2003. However, a portion of his CP Inc. salary and bonus was determined through a detailed analysis performed by Company management to be allocable to services performed by him as the Company's Chief Executive Officer. The Company did not grant to him any options under the Plan during 2003.

Samuel B. Fortenbaugh III (Chairman)
John H. F. Haskell, Jr.
Edward W. Kelley, Jr.

April 2, 2004

Audit Committee

        The Board of Directors has an Audit Committee consisting of independent Board members. For the fiscal year ended December 31, 2003, the members of the Audit Committee were M. Paul Kelly, John H.F. Haskell, Jr. and Edward W. Kelley, Jr., all of whom are independent (as defined in Section 121(A) of the AMEX listing standards and Rule 10A-3 under the Securities Exchange Act of 1934) board members. As noted above under "Compensation Committee," in April 2004, Mr. Haskell resigned as a member of the Audit Committee as a result of a new policy adopted by UBS Securities LLC prohibiting membership on outside audit committees and compensation committees. The AMEX requires that the Company have three members of its Audit Committee. The Company is actively searching for a new independent director to be added to the Audit Committee in order to bring itself in compliance with this AMEX requirement. The Board of Directors has determined that M. Paul Kelly is an "audit committee financial expert", as defined by applicable SEC rules. The Audit Committee selects the independent auditors, consults with such auditors and with management with regard to the adequacy of the Company's internal accounting controls, considers any non-audit functions to be performed by the independent auditors and carries out such activities related to the financial statements of the Company as the Board of Directors shall from time to time request. The Audit Committee held 12 meetings and acted by written consent once during the year ended December 31, 2003. The Audit Committee is governed by a written charter approved by the Board of Directors (a copy of which is attached hereto as Exhibit A).

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

        The Audit Committee's policy is to pre-approve all audit, audit-related and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may also pre-approve particular services on a case-by-case basis. The independent auditors are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with such pre-approval. The Audit Committee may also delegate pre-approval authority to one or more of its members. Such member or members must report any decisions to the Audit Committee at the next scheduled meeting.

Report of the Audit Committee

        Management has the primary responsibility for the Company's financial statements being prepared in accordance with generally accepted accounting principles. Additionally, management has responsibility for the Company's financial reporting process as well as the related system of internal controls. The independent auditors are responsible for auditing the Company's consolidated financial statements in accordance with generally accepted auditing standards in the United States and for issuing an opinion regarding the compliance with generally accepted accounting principles in the United States. The Audit Committee has the responsibility for overseeing the Company's financial reporting process on behalf of the Board of Directors and the direct responsibility for the engagement of the independent auditors.

        The Audit Committee has obtained from the Company's independent auditors a formal written statement describing all relationships between the independent auditors and the Company that might bear on the auditors' independence, consistent with Independence Standards Board No. 1, "Independence Discussions with Audit Committees." The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended. In accordance with the Sarbanes-Oxley Act of 2002, the Committee pre-approves all audit and non-audit services performed by the independent auditors.

        In discharging its oversight responsibility, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee has discussed with the independent auditors matters required to be discussed by the Statement on Auditing Standards No. 61 and the Sarbanes-Oxley Act of 2002.

        The Audit Committee has reviewed with the Company's independent auditors their overall audit scope, audit plans and identification of audit risks. The Audit Committee has met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

        Based on the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2003.

M. Paul Kelly (Chairman)

John H. F. Haskell, Jr.

Edward W. Kelley, Jr.

April 2, 2004

EXECUTIVE OFFICERS

        The executive officers of the Company and their positions are as follows:

NAME	POSITION WITH THE COMPANY	AGE
Brian D. Fitzgerald	Chairman of the Board, President and Chief Executive Officer	59
A. George Gebauer	Vice Chairman of the Board and Secretary	71
William R. Schlueter	Senior Vice President and Assistant Secretary	38
Diane M. LaPointe	Vice President, Chief Financial Officer and Treasurer	46
Ryan D. Bell	Vice President	33

        The executive officers serve at the discretion of the Company's Board of Directors. Biographical information regarding Messrs. Fitzgerald and Gebauer is contained in "Proposal 1—Election of Directors." Biographical information concerning Mr. Schlueter, Ms. LaPointe and Mr. Bell is set forth below.

        William R. Schlueter has been Senior Vice President of the Company since April 2003 and Assistant Secretary of the Company since July 2000. He has also been Chief Financial Officer of Capital Partners since 1998 and a Managing Director of Capital Partners since 2002. He was Vice President and Chief Financial Officer of the Company from 1999 through April 2003, Treasurer of the Company from July 2001 to April 2003, Vice President of Capital Partners from 1998 through 2002 and Chief Financial Officer of Flavor House, Inc., a private-label snack nut processor, from 1997 to 1998.

        Diane M. LaPointe has been Vice President, Chief Financial Officer and Treasurer of the Company since April 2003. She was Controller of the Company from February 2001 to April 2003 and Assistant Treasurer of the Company from July 2001 to April 2003.

        Ryan D. Bell has been Vice President of the Company since August 2002. He was Director of Finance of Health Market Inc. from March 2000 to July 2002 and a Senior Associate, Acquisitions, of Westfield Capital Corporation from November 1997 to March 2000.

EXECUTIVE COMPENSATION

1.     Summary Compensation Table

        The following Summary Compensation Table sets forth certain information about the annual and long-term compensation earned by or awarded to the chief executive officer of the Company and the other four executive officers of the Company.

	ANNUAL COMPENSATION						LONG-TERM COMPENSATION AWARDS
	Fiscal Year	Salary(1)(2)		Bonus(1)(2)		Other Annual Compensation	Securities Underlying Options (#)
Brian D. Fitzgerald Chairman of the Board, President and CEO	2003 2002 2001	$ $	335,000 325,000 —	$ $	82,000 92,000 —	— —	— — 200,000
A. George Gebauer Vice Chairman of the Board and Secretary	2003 2002 2001	$ $	96,000 74,000 —	$ $	29,000 26,000 —	— — —	— — —
William R. Schlueter Senior Vice President and Assistant Secretary	2003 2002 2001	$ $	150,000 153,300 —	$ $	60,000 61,700 —	— — —	— — 20,000
Diane M. LaPointe Vice President, Chief Financial Officer and Treasurer	2003 2002 2001	$ $	140,000 120,703 —	$ $	20,000 17,500 —	— — —	15,000 — 15,000
Ryan D. Bell(3) Vice President	2003 2002 2001	$ $	68,000 32,500 —	$ $	9,000 7,500 —	— — —	— — —

(1)
CP Inc., a corporation controlled by Mr. Fitzgerald and for which Mr. Gebauer, Mr. Schlueter and Mr. Bell serve as officers, is paid an advisory and management services fee pursuant to an advisory and management services agreement the terms of which are discussed in "Certain Relationships and Related Party Transactions" in this Proxy Statement.

(2)
All Company officers are paid compensation by CP Inc. rather than by the Company. The Company pays CP Inc. an advisory and management services fee as discussed in "Certain Relationships and Related Party Transactions" in this Proxy Statement. At the request of the Board's Compensation Committee, the Company's management performed a detailed allocation analysis of the Company's officers' time for the years ended December 31, 2002 and December 31, 2003. The table above reflects the portion of the 2002 and 2003 salaries and bonuses of the Company's executive officers paid by CP Inc. allocable to their performance of services as executive officers of the Company. At the request of the Board's Compensation Committee, a similar determination of the salary and bonus compensation paid by CP Inc. to each executive officer of the Company will be performed on an annual basis for all future years to allow for the continued reporting of the portion thereof attributable to such person's performance of services as an executive officer of the Company. No such analysis was performed for periods prior to this so no attributable salary and bonus compensation are reflected for 2001. The advisory and management services fees paid with respect to 2001 as calculated under the terms of the agreement are considered by management to be reasonable estimates of the salaries and bonuses and other costs incurred by CP Inc. with respect to the resources utilized by the Company in rendering the aforementioned advisory and management services.

(3)
Mr. Bell joined the Company in August 2002. As a result, the Company's allocable portion of amounts of CP Inc. compensation paid to him in 2002 reflects only a partial year's compensation.

2.     Option Grants in Last Fiscal Year

        The following table represents the information regarding grants of options to the Company's named executive officers during the year ended December 31, 2003.

Name	Number of Securities Underlying Options Granted (#)	Percentage Of Total Options Granted To Employees In Last Year	Exercise Price Per Share	Expiration Date	Grant Date Present Value(1)
Bran D. Fitzgerald	—	—	—	—	—
A. George Gebauer	—	—	—	—	—
William R. Schlueter	—	—	—	—	—
Diane M. LaPointe	15,000	100%	$8.00	6/10/13	$48,000
Ryan D. Bell	—	—	—	—	—

(1)
The present value of the options was estimated using a modified Black-Scholes option pricing model and the following assumptions: risk-free interest rate of 3.19%, no expected dividends, expected stock price volatility of 22.8% and an expected life of 10 years.

3.     Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        No options were exercised by any executive officer of the Company during the year ended December 31, 2003. The following table represents the value of unexercised options held by the chief executive officer and the other executive officers of the Company at December 31, 2003.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARS at FY-End(#) Exercisable (E)/ Unexercisable (U)		Value of Unexercised In-The-Money Options at Fiscal Year-End ($) Exercisable (E)/ Unexercisable (U)
Brian D. Fitzgerald	— —	— —	280,000 320,000	(U) (E)	$ $	28,000 42,000	(U) (E)
A. George Gebauer	— —	— —	20,000 30,000	(U) (E)	$ $	3,500 5,250	(U) (E)
William R. Schlueter	— —	— —	32,000 38,000	(U) (E)	$ $	3,500 5,250	(U) (E)
Diane M. LaPointe	— —	— —	24,000 6,000	(U) (E)		— —	(U) (E)
Ryan D. Bell	— —	— —	— —	(U) (E)		— —	(U) (E)

4.     Equity Compensation Plan Information

        The following table sets forth information, as of December 31, 2003, with regard to the Company's 2000 Long-Term Incentive Plan which was approved by stockholders in July 2000. There are no other equity compensation plans in effect with regard to the Company's stock at this time.

Plan Category	Number of Class A Common Shares to be Issued Upon Exercise of Outstanding Options	Weighted-average Exercise Price of Outstanding Options ($)	Number of Class A Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column (a))
Equity compensation plans approved by stockholders	849,000	$7.88	101,346
Equity compensation plans not approved by stockholders	—	—	—
Total	849,000	$7.88	101,346

5.     Long-Term Incentive Plan ("LTIP") Awards in Last Fiscal Year

        No LTIP Awards were made to any executive officer of the Company during the year ended December 31, 2003.

6.     Compensation of Directors

        Each director receives an annual fee of $12,000 plus a fee of $2,000 per Board meeting and reimbursement of reasonable expenses in connection with attendance at Board meetings. Each committee chairperson receives an additional annual fee of $4,000, and each committee member, including the chairperson, receives up to $1,500 per committee meeting, dependent upon the length of the meeting and as determined by the respective Committee's chairperson, plus reimbursement of reasonable expenses in connection with attendance at Committee meetings. The annual fee is prorated for those directors not serving the full year. In addition to fees, each of the directors received, on the date of his election to the Board of Directors, an option to purchase 24,000 shares of Class A Common Stock at an exercise price equal to fair market value per share on the date of grant. Subject to termination of their respective directorships, each option expires 10 years from the date of grant. The options are not transferable other than on death and are exercisable in three equal annual installments commencing on the date of grant. Messrs. Fitzgerald and Gebauer do not and will not receive any annual fee or any fees for attendance at meetings.

7.     Compensation Committee Interlocks and Insider Participation

        For the fiscal year ended December 31, 2003, the members of the Compensation Committee were Samuel B. Fortenbaugh III, John H.F. Haskell, Jr. and Edward W. Kelley, Jr. All of the Compensation Committee members during 2003 were non-employee directors and not former officers. During 2003, no executive officer served as a member of a board of directors or compensation committee of a corporation where any of its executive officers served on the Company's Compensation Committee or Board of Directors.

PERFORMANCE GRAPH

        The performance graph below shows a comparison of the cumulative total return, on a dividend reinvestment basis, measured at each fiscal year end and calendar year end for the last five years assuming $100 invested on January 1, 1999 in the Class A Common Stock, the Company's former selected peer group used in prior years (prior to the Company's decision to discontinue the operations of its seasonal products segment), the American Stock Exchange Market Index and the Company's new selected peer group (which eliminates the three companies that were in the seasonal products segment). The Company's former peer group consists of employer cost containment and health services, seasonal products and educational services companies. The Company's new peer group consists of only the employer cost containment and health services and educational services companies.

        Companies contained in the former selected peer group, which were considered by the Company's management to be competitors of each of the Company's segments, are as follows: (i) the employer cost containment and health services companies are CorVel Corp. and First Health Group Corp.; (ii) the educational services companies are Bright Horizons Family Solutions, Inc., Childtime Learning Centers, Inc., Nobel Learning Communities, Inc. and Sylvan Learning Systems, Inc.; and (iii) the seasonal products companies are Department 56, Inc., Enesco Group, Inc. and Russ Berrie & Company, Inc. The returns of each peer group company have been weighted according to its stock market capitalization for purposes of arriving at a peer group average.

        Companies contained in the new selected peer group, which are considered by the Company's management to be competitors of each of the Company's current segments, are as follows: (i) the employer cost containment and health services companies are CorVel Corp., First Health Group Corp. and Crawford & Co.; and (ii) the educational services companies are Bright Horizons Family Solutions, Inc., Childtime Learning Centers, Inc., Nobel Learning Communities, Inc. and Sylvan Learning Systems, Inc. The returns of each peer group company have been weighted according to its stock market capitalization for purposes of arriving at a peer group average.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
AMONG SECURITY CAPITAL CORPORATION,
AMEX MARKET INDEX AND PEER GROUPS

ASSUMES $100 INVESTED ON JAN. 1, 1999
ASSUMES DIVIDENDS REINVESTED
FISCAL YEAR ENDED DEC. 31, 2003

	FISCAL YEAR ENDED
COMPANY/INDEX/MARKET
	1/1/1999	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003
SECURITY CAPITAL CORP.	100.00	142.55	181.82	242.42	203.64	152.73
Old Peer Group Index	100.00	82.74	100.41	119.09	116.81	125.43
Amex Market Index	100.00	124.67	123.14	117.47	112.78	153.50
New Peer Group Index	100.00	117.30	177.07	197.33	182.92	170.92

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Advisory and Management Services Agreement

        The Company has an agreement with Capital Partners, Inc. ("CP Inc."), a shareholder of the Company. CP Inc. and its affiliates and principals currently beneficially own 83% of the Company's Common Equity. Under the agreement, CP Inc. provides certain advisory services and management services related to investments, general administration, corporate development, strategic planning, stockholder relations, financial matters and general business policy. For all periods up to and including December 31, 2002, fees paid by the Company to CP Inc. were based upon the greater of either a fixed dollar amount or 5% of earnings before income taxes, depreciation and amortization, as defined. The minimum annual fixed dollar amount was $1,085,000 for all years following the acquisition by the Company of WC Holdings, Inc. on December 20, 2000. Effective January 1, 2003, the original agreement was terminated, and a new agreement was entered into whereby the Company now is required to pay CP Inc. compensation at the rate of $1,250,000 per annum, subject to adjustment upon the occurrence of any material unforeseen event. This agreement was amended to increase the CP Inc. compensation rate to $1,400,000 per annum effective retroactively for the 2003 calendar year and to further pay a $150,000 one-time investment banking fee to CP Inc. in compensation for the services it performed in consummating the Octagon acquisition. The new agreement is terminable by either CP Inc. or the Company as of any December 31 upon not less that 60 days' prior written notice to the other. The advisory and management services fees calculated under the terms of the original agreement and under the terms of the new agreement for the respective periods to which each apply are considered by management to be reasonable estimates of the allocation of salaries and other allocable costs of CP Inc. with respect to the resources it provides to the Company in rendering the aforementioned advisory services and management services. In addition, the Company has agreed to pay fees to CP Inc. for acquisition opportunities presented to the Company by CP Inc. at usual and customary rates for investment banking fees for transactions of similar size and complexity. CP Inc. is under no obligation to present any or all acquisition candidates of which it is aware to the Company.

        Pursuant to the advisory and management services agreement, no cash compensation is paid by the Company to the current Chairman of the Board, President and CEO (Mr. Fitzgerald) or any other executive officer. However, an allocation of salary and bonus for each executive officer was determined in 2003, and this process will be ongoing for subsequent years. See "1. Summary Compensation Table" under the "Executive Compensation" section for additional details. During 2003, the Company paid an advisory and management services fee to CP Inc. of $1,250,000 and an investment banking fee of $150,000. The Company also reimbursed CP Inc. for expenses incurred by it of approximately $41,000 during 2003. Amounts due to CP Inc. were $293,000 at December 31, 2003.

INDEPENDENT AUDITORS

        Upon the recommendation of the Audit Committee, the Board of Directors selected Ernst & Young as independent auditors of the Company for the fiscal year ending December 31, 2004. One or more representatives of Ernst & Young, which has served as the Company's independent auditors since December 13, 2000, are expected to be available at the Annual Meeting to respond to appropriate questions. They will have an opportunity to make a statement if they so desire.

INDEPENDENT AUDITORS' FEES

        In addition to retaining Ernst & Young to audit the consolidated financial statements for 2003 and 2002, the Company and its subsidiaries retained Ernst & Young to provide audit-related and tax services in 2003 and 2002. The aggregate fees for professional services by Ernst & Young in 2003 and 2002 for these various services were:

        Audit Fees:    The Company was charged $467,000 and $304,220 for services rendered for the annual audit of the Company's consolidated financial statements for 2003 and 2002, respectively, and $94,150 and $88,240 for services rendered for the quarterly reviews of the financial statements during 2003 and 2002, respectively. The Company also incurred an additional $89,000 in 2003 for services rendered for the annual audit of the Company's consolidated financial statements for 2002. In 2002, the Company incurred an additional $109,000 for services rendered for the annual audit of the Company's consolidated financial statements for 2001.

        Audit-Related Fees:    The Company was charged $46,000 for SAS 70 reviews at the Company's employer cost containment and health services segment for 2002. In 2003, Ernst & Young was not retained for this service. However, the Company was charged $170,000 in 2003 for fees associated with the audit for the acquisition of Octagon Risk Services, Inc., which was acquired during that year.

        Tax Fees:    The Company was charged $90,000 and $85,250 for tax services for the Company and its subsidiaries for 2003 and 2002, respectively. The Company was charged an additional $326,000 in 2003 for specific subsidiary tax advice.

        Financial Information Systems Design and Implementation Fees:    No fees for financial information systems design and implementation were billed or paid during 2003 or 2002.

        All Other Fees:    The aggregate Ernst & Young fees for services other than as set forth above were $4,500 and $2,000 for subscriptions to an on-line research database for 2003 and 2002, respectively.

        All of the services provided above were pre-approved by the Audit Committee pursuant to policies set forth in the Company's Audit Committee Charter.

        The Audit Committee considered that the provision of these services was compatible with maintaining Ernst & Young's independence.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who beneficially own more than 10% of the Class A Common Stock of the Company to file initial reports of ownership of such securities and reports of changes in ownership of such securities with the Securities and Exchange Commission. Such officers, directors and 10% stockholders of the Company are also required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on the Company's review of the copies of the forms furnished by such persons, the Company believes that, for the fiscal year ended December 31, 2003, officers, directors and 10% stockholders filed all required 16(a) forms on a timely basis, except for an untimely filing by

Mr. Fitzgerald of a Form 4 related to year 2000 options, by Mr. Gebauer of a Form 4 related to year 2000 options and by Ms. LaPointe of a Form 4 related to year 2003 options.

EXPENSES OF SOLICITATION

        The total cost of the Proxy solicitation will be borne by the Company. In addition to the mails, Proxies may be solicited by directors and officers of the Company by personal interviews, telephone and telegraph. The Company has retained D.F. King & Co., Inc., New York, New York, to assist in the solicitation of Proxies for a fee estimated to be $2,000 plus reimbursement of out-of-pocket expenses. It is anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will forward soliciting material to the beneficial owners of shares of Common Equity entitled to vote at the Annual Meeting and that such persons will be reimbursed for their out-of-pocket expenses incurred in this connection.

STOCKHOLDER COMMUNICATIONS WITH BOARD

        The Board of Directors has implemented a process by which stockholders may communicate with the Board of Directors. Any stockholder desiring to communicate with the Board of Directors may do so in writing by sending a letter addressed to The Board of Directors, c/o The Company's Secretary. The Company's Secretary has been instructed by the Board to promptly forward communications so received to the members of the Board of Directors.

STOCKHOLDER PROPOSALS

        Stockholders are hereby notified that, if they intend to submit proposals for inclusion in the Company's Proxy Statement and Proxy for its 2005 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), such proposals must be received by the Company no later than December 30, 2004 and must otherwise be in compliance with applicable Securities and Exchange Commission regulations. In order for a proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4 under the Exchange Act, such proposal must be received prior to March 21, 2005. Any such stockholder proposal must be sent to the Company's Secretary at the Company's executive offices at 8 Greenwich Office Park, 3rd Floor, Greenwich, Connecticut 06831-5149.

MISCELLANEOUS

        The Board of Directors knows of no other business to be presented at the Annual Meeting. If, however, other matters properly do come before the Annual Meeting, it is intended that the Proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons holding such Proxies.

REPORT ON FORM 10-K

        THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE TO THE COMPANY'S STOCKHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST. EXHIBITS TO THE COMPANY'S FORM 10-K WILL BE FURNISHED UPON PAYMENT OF $.50 PER PAGE, WITH A MINIMUM CHARGE OF $5.00. REQUESTS FOR COPIES SHOULD BE DIRECTED TO SECURITY CAPITAL CORPORATION, 8 GREENWICH OFFICE PARK, THIRD FLOOR, GREENWICH, CONNECTICUT 06831-5419, ATTENTION: SECRETARY. THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 IS ALSO AVAILABLE ON THE COMPANY'S WEBSITE AT WWW.SECURITYCAPITALCORPORATION.COM.

        STOCKHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING, AND YOUR COOPERATION WILL BE APPRECIATED.

By Order of the Board of Directors,
/s/ A. GEORGE GEBAUER A. George Gebauer Vice Chairman of the Board and Secretary
Greenwich, CT April 29, 2004

EXHIBIT A

SECURITY CAPITAL CORPORATION

CHARTER OF

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

1.     Purpose.

        The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Security Capital Corporation (the "Company") is appointed by, and generally acts on behalf of the Board. The Committee's purposes shall be:

  (a)
  to assist the Board in its oversight of the integrity of the Company's financial statements and the Company's compliance with legal, reporting and regulatory requirements.

  (b)
  to interact directly with and evaluate the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors' qualifications and independence; and

  (c)
  to prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's proxy statement.

        Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. Consequently, it is not the duty of the Committee to conduct audits, to independently verify management's representations, or to determine that the Company's financial statements are complete and accurate, are prepared in accordance with generally accepted accounting principles ("GAAP"), or fairly present the financial condition, results of operation, and cash flows of the Company in accordance with GAAP. These are the responsibilities of management and the independent auditors. The Committee's considerations and discussions with management and independent auditors do not ensure that the Company's financial statements are presented in accordance with GAAP, that the audit of the Company's financial statements has been carried out in accordance with GAAP, or that the Company's independent auditors are in fact "independent".

2.     Membership.

        The Committee will consist of at least three members, including a Chairperson, all of whom will be selected by, and who will serve at the pleasure of, the Board. All members of the Committee must be "independent directors". The term "independent director" means a person other than an officer of the company or any other individual having a relationship which, in the view of the Board, would interfere with the exercise of independent judgment. A director will not be considered independent:

  (a)
  who is, or during the past three years was, employed by the Company or any parent or subsidiary of the Company, other than prior employment as interim Chairman or CEO,*

  (b)
  who accepts or has an immediate family member who accepts any payments from the company or any parent or subsidiary of the Company in excess of $60,000 during the current or any of the past three years, other than compensation for board service, payments arising solely from investments in the Company's securities, compensation paid to immediate family member who is a non-executive employee of the Company or of a parent or subsidiary of the Company, compensation received for former service as an interim Chairman or CEO, benefits under a tax-qualified retirement plan, non-discretionary compensation, or loans permitted under Section 13(k) of the Exchange Act,*

  (c)
  who is, or has an immediate family member who is, employed as an executive by another entity where at any time during the most recent three fiscal years any of the listed company's executive officers serve on that entity's compensation committee,*

  (d)
  who is, or has an immediate family member who is a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the company received, payments (other than those arising solely from investments in the Company's securities or payments under non-discretionary charitable contribution matching programs) that exceeded 5% of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three years,*

  (e)
  who is a member of the immediate family of any individual who is, or has been in any of the past three years, employed by the Company or any parent or subsidiary of the company as an executive officer,*

  (f)
  who is, or has an immediate family member who is, a current partner of the Company's outside auditor, or was a partner or employee of the company's outside auditor who worked on the Company's audit at any time during any of the past three years.*

  *
  With respect to independent directors who are not members of the Audit Committee, the applicable "look-back" period will be only one year for the first year after the amendment or adoption with respect to board of director composition. With respect to independent directors who are members of the Audit Committee, the applicable "look-back" period will be one year for the first year after the amendment or adoption (as applicable) of paragraphs (b), (e) and (f) of above.

        In addition to the basic independence criteria set forth above, Committee members must satisfy the following additional requirements in order to be independent:

  (a)
  no Committee member or immediate family member of such Committee member may be an affiliated person of the Company or any of its subsidiaries, as that term is defined by the SEC, and

  (b)
  no Committee member shall accept, directly or indirectly, any consulting, advisory, or other compensatory fees from the Company or any of its subsidiaries, except for fees for services as a director and member of the Audit Committee and any other Board committee.

        Notwithstanding the foregoing, one director who is neither a current employee nor an immediate family member of a current employee, but who otherwise is not independent, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that membership is required by the best interests of the Company and its stockholders. In such case, the Board must disclose in its next annual proxy statement the nature of the relationship and the reasons for the determination.

        Each member of the Committee must be able to read and understand fundamental financial statements. In addition, at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

        The Board may designate one or more Directors as alternative members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. In addition, no person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule of the SEC or any exchange on which shares of the common stock of the Company are traded.

3.     Meetings.

        The Committee will meet at least four times each year and more frequently if circumstances warrant. The Committee may ask members of management or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request. The Committee will keep written minutes of its meetings, which minutes will be recorded or filed with the books and records of the Company. The Committee will submit the minutes of its meetings to, or discuss the matters deliberated at each meeting with, the Board.

4.     Committee Responsibilities.

        The Committee will have the following responsibilities:

1.
Have sole authority for the annual appointment of a firm of independent certified public accountants to serve as auditors of the Company, giving consideration to the firm's independence and effectiveness, and approve the associated compensation to the independent auditors.

2.
Evaluate periodically the firm of independent certified public accountants serving as auditors of the Company and, where appropriate replace such firm of independent certified public accountants as auditors of the Company.

3.
Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand the impact on the financial statements.

4.
Approve in advance the retention of the independent auditors for the performance of all audit and non-audit services that are not prohibited and the fees for such services. Pre-approval of audit and non-audit services that are not prohibited may be pursuant to appropriate polices and procedures established by the Committee for the pre-approval of such services, including through delegation of authority to a member of the Committee. Any service that is approved pursuant to a delegation of authority to a member of the Committee must be reported to the full Committee at its next schedule meeting.

5.
Prior to initiation of the audit, the Committee shall meet with the independent auditors to discuss the planning and staffing of the audit, including the impact of applicable rotation requirements and other independence rules on the staffing.

6.
Meet with management and the independent auditors to review and discuss the scope and results of each annual audit of the financial statements.

7.
Consider and review with the independent auditors the adequacy of the Company's internal controls, critical accounting policies and practices and any related significant findings, audit problems and recommendations of the independent auditors.

8.
Review and discuss with management and the independent auditors (i) the financial statements contained in the annual report to stockholders to be filed with the SEC, (ii) significant accounting policies and changes in accounting principles and (iii) the results of the independent auditor's audit of the financial statements and the report thereon, including matters required to be discussed by Statement of Auditing Standards No. 61.

9.
Recommend to the Board, based on its review with management and the independent auditors, the inclusion of audited financial statements in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

10.
Meet with the independent auditors and financial management to review interim financial statements to be filed with the SEC and the results of the interim review by the independent auditors. The Chairman of the Committee, or a member of the Committee designated by the Chairman, may represent the entire Committee for purposes of this review.

11.
Receive the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discuss with the independent auditors the independent auditors' independence.

12.
Provide a report from the Audit Committee for inclusion in the annual proxy statement to stockholders.

13.
Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

14.
Perform any other activities consistent with this Charter, the Company's Certificate of Incorporation, the Company's bylaws, and governing law, as the Committee or the Board may deem necessary or appropriate.

        The Committee will review this Charter not less than annually and will recommend to the Board such changes therein as the Committee deems appropriate. In addition, the Committee annually will review and assess the performance of the Committee.

5.     Investigations and Studies.

        The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities as described above, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist in any such investigation or study.

SECURITY CAPITAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS—JUNE 8, 2004

        The undersigned hereby appoints Brian D. Fitzgerald and A. George Gebauer, and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Common Stock (par value $.01) and Class A Common Stock (par value $.01) of Security Capital Corporation (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held in Conference Room 45B, 45thFloor, 101 Park Avenue, New York, New York, on Tuesday, June 8, 2004, commencing at 10:00 a.m. (local time), and at any adjournment thereof.

        WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Security Capital Corporation P.O. Box 11161 New York, N.Y. 10203-0161
Please sign, date and return the proxy card promptly using the enclosed envelope.	Votes MUST be indicated with an ☒ in Black or Blue ink.
1. Election of Directors:
FOR all nominees listed below ☐ WITHHOLD AUTHORITY to vote for all nominees listed below ☐ *EXCEPTIONS ☐
Nominees: BRIAN D. FITZGERALD, A. GEORGE GEBAUER, SAMUEL B. FORTENBAUGH III, JOHN H.F. HASKELL, JR., EDWARD W. KELLEY, JR., M. PAUL KELLY
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)
*Exceptions
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

Please sign exactly as your name appears on the left. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.
PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING. ☐
TO CHANGE YOUR ADDRESS, PLEASE MARK THIS BOX. ☐
TO INCLUDE ANY COMMENTS, PLEASE MARK THIS BOX. ☐
Dated: , 2004
Signature
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Notice of Annual Meeting of Stockholders
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1—ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG SECURITY CAPITAL CORPORATION, AMEX MARKET INDEX AND PEER GROUPS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
INDEPENDENT AUDITORS
INDEPENDENT AUDITORS' FEES
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXPENSES OF SOLICITATION
STOCKHOLDER COMMUNICATIONS WITH BOARD
STOCKHOLDER PROPOSALS
MISCELLANEOUS
REPORT ON FORM 10-K
SECURITY CAPITAL CORPORATION CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
SECURITY CAPITAL CORPORATION ANNUAL MEETING OF STOCKHOLDERS—JUNE 8, 2004